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The Income Fund of America®

Prospectus Supplement

For the prospectus dated October 1, 2008

1.	Expense information for Class F-2 shares in the “Annual fund operating expenses” table in the “Fees and expenses of the fund” section of the prospectus on page 5 is amended as follows:

Annual fund operating expenses (deducted from fund assets)[8]
Class F-2[14]
Management fees[9]	0.25%
Distribution and/or service (12b-1) fees[10]	none
Other expenses[11]	0.16
Total annual fund operating expenses[9]	0.41

2.	Expense information for Class F-2 shares in the “Examples” table in the “Fees and expenses of the fund” section of the prospectus on page 6 is amended as follows:

	1 year	3 years	5 years	10 years
Class F-2 — excluding intermediary fees[5]	42	132	230	518

3.
Footnote 2 to the table “Income generated on a $10,000 investment” in the “Investment objectives, strategies and risks” section of the prospectus and retirement plan prospectus is amended in its entirety to read as follows:

“2. From September 15, 2003, to March 20, 2009, the fund accrued dividends daily and paid dividends quarterly. Income shown reflects quarterly dividends actually paid during the periods, but does not include dividends accrued but not yet paid. Effective March 21, 2009, the fund will declare and pay dividends quarterly.”

4.	Effective March 21, 2009:

	A.	The first two paragraphs under the heading “Dividends and distributions” in the “Distributions and taxes” section of the prospectus are replaced by the following:

“The fund intends to distribute dividends to you, usually in March, June, September and December. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.”

	B.	The first two paragraphs under the heading “Dividends and distributions” in the “Distributions and taxes” section of the retirement plan prospectus are replaced by the following:

“The fund intends to distribute dividends to shareholders, usually in March, June, September and December. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.”

5.	The following paragraphs are added as the second and third paragraphs to the “Choosing a share class” section of the prospectus:

Effective April 21, 2009, Class B and 529-B shares may not be purchased or acquired by exchange from share classes other than Class B or 529-B shares. Any investment received by the fund on or after this date that is intended for Class B or 529-B shares will instead be invested in Class A or 529-A shares and subject to any applicable sales charges. In addition, if the fund is notified prior to April 21, 2009 that the arrangement currently in place to finance qualified dealer compensation in support of the sale of Class B and 529-B shares has been withdrawn, any investment in such shares on or after that date will instead be invested in Class A or 529-A shares and subject to any applicable sales charges.

Shareholders with investments in Class B and 529-B shares may continue to hold such shares until they convert to Class A or 529-A shares. However, no additional investments will be accepted in Class B or 529-B shares on or after April 21, 2009, or on or after the date of such notification, as described in the previous paragraph. Dividends and capital gain distributions may continue to be reinvested in Class B or 529-B shares until their conversion dates. In addition, shareholders invested in Class B or 529-B shares will be able to exchange those shares for Class B or 529-B shares of other American Funds offering such shares until they convert.

Keep this supplement with your prospectus and/or retirement plan prospectus

MFGEBS-906-0309P Litho in USA CGD/RRD/10039-S20059